Listing Report:Supplement No. 124 dated Dec 16, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 419171
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.35%	Starting borrower rate/APR:	20.35% / 22.59%	Starting monthly payment:	$560.13

Auction yield range:	17.20% - 19.35%	Estimated loss impact:	26.08%
Lender servicing fee:	1.00%	Estimated return:	-6.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1998	Debt/Income ratio:	43%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,890	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	americanmade	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-719 (Jun-2008) 680-699 (Sep-2007)
Principal balance:	$8,491.88	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Re-Finance Prosper Loan
Purpose of loan:
The purpose of this loan is to re-finance existing prosper loan.

My financial situation:
I have a great job with a major chemical company and?my wife?runs a small business.?We have a great payment history and just need to Re-Finance.

Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $ 1523
??Insurance: $ 85
??Car expenses: $?100
??Utilities: $ 250
??Phone, cable, internet: $?100
??Food, entertainment: $ 400
??Clothing, household expenses $ 0
??Credit cards and other loans: $?400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1999	Debt/Income ratio:	18%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	transparency-volcano	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay off my credit card.

My financial situation:
I am a good candidate for this loan because?I am renting out a room, so will be able to make monthly payments and have an excellent credit score.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436409
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.40%	Starting borrower rate/APR:	15.40% / 17.58%	Starting monthly payment:	$174.31

Auction yield range:	14.20% - 14.40%	Estimated loss impact:	14.62%
Lender servicing fee:	1.00%	Estimated return:	-0.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1997	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,349	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	29%
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	adventurous-affluence	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Bills to live
This loan will be used for bill paying only to?live in day to day life. Like transportation for interviews paying of debt of monthly phone bills, credit card?, doctor bills ect.Until I find a source of employment. .
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 12.51%	Starting monthly payment:	$227.19

Auction yield range:	4.20% - 9.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2003	Debt/Income ratio:	36%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$15,213	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	venture366	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dental Work Payoff!
Purpose of loan:
This loan will be used to?to pay off debt due to some dental work that I needed related to breaking some teeth. And to consolidate some other medical bills from a recent hospitalization.

My financial situation: Minimal debt. Responsible with money
I am a good candidate for this loan because? Good work ethic. Employed full time in a "secure" industry.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437897
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$180.76

Auction yield range:	14.20% - 17.00%	Estimated loss impact:	14.75%
Lender servicing fee:	1.00%	Estimated return:	2.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1995	Debt/Income ratio:	38%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$15,021	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vigilance-horse	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rover
Purpose of loan:
This loan will be used to? Personal Use

My financial situation:
I am a good candidate for this loan because? I always pay my bills and I am employed

Monthly net income: $ 2900

Monthly expenses: $ 1500
??Housing: $ 500
??Insurance: $
??Car expenses: $ 200
??Utilities: $ 75
??Phone, cable, internet: $
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1985	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$33,982	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	tidy-reward	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
expanding inventory and staff
Purpose of loan:
This loan will be used to purchase books and inventory concerning autism and related special education disabilities at wholesale rates. We will develop a website and contracts with school districts.

My financial situation:I have always maintained very good credit. My credit score is 740 and it has been that way for 20 something years.
I am a good candidate for this loan because I have character, the firm specializes in special education, which makes us an expert in a field the center of disease control states is much needed as autism is at an epidemic proportion. We assist school districts and parents in the area of special education and group homes for individuals with disabilities.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.50%	Starting borrower rate/APR:	15.50% / 17.68%	Starting monthly payment:	$122.19

Auction yield range:	4.20% - 14.50%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2000	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	10y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,293	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Gsmcellz	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Invest in Prosper
Purpose of loan:
This loan will be used to? Invest on Prosper , and at the same time help people in Need :)

My financial situation:
I am a good candidate for this loan because? It will be an automated payment deducted from my checking account.

No Late payment , No delinquencies.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.72%	Starting monthly payment:	$47.28

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-2000	Debt/Income ratio:	6%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$92,755	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	extraordinary-basis9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
putting in a new kitchen counter
Purpose of the loan is to surprise my wife by putting in a new kitchen counter. I will be able to make timely monthly payments because of the fact that I have had continued employment as a staffing consultant since 1992.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438347
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2000	Debt/Income ratio:	18%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	13	Length of status:	2y 7m
Amount delinquent:	$307	Revolving credit balance:	$193	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	2
Screen name:	reverent-nickel1	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying My Bills
Purpose of loan:
This loan will be used to pay off some credit cards and medical bills.? My daughter was born prematurely and we have a lot of medical bills.

My financial situation:
I am a good candidate for this loan because I can pay it back in 10 months.

Monthly net income: $ 5000.00 for my partner and I.

Monthly expenses: $
??Housing: $ 250.00
??Insurance: $ 160.00
??Car expenses: $ 340.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438353
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$251.43

Auction yield range:	11.20% - 32.00%	Estimated loss impact:	10.81%
Lender servicing fee:	1.00%	Estimated return:	21.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1988	Debt/Income ratio:	32%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$345	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	racco	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 89% )	720-739 (Latest)
Principal borrowed:	$8,200.00	< mo. late:	3 ( 11% )	740-759 (Oct-2009) 740-759 (Sep-2009) 640-659 (Jul-2007)
Principal balance:	$2,436.06	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
New Roof
Purpose of loan:
(explain what you will be using this loan for) The purpose of this loan is to assist in paying for new roof on my home.
(explain why you are a good candidate for paying back this loan) I have worked in the Health Care field for 16 years as a Physical Therapist.? Therapists are in high demand and I am able to work side jobs at premieum rates to assist me in paying off this loan.? I currently manage a department of 50+ employees and have excellant earning potential.? I have one year left on an existing Prosper loan and have an excellent history of paying on the existing loan.?

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 700
??Insurance: $?100
??Car expenses: $?0
??Utilities: $ 250
??Phone, cable, internet: $?200
??Food, entertainment: $ 225
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 700
??Other expenses: $ 300
Total Monthly Expenses:$2675
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438377
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$491	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	kathleenbear2008	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	640-659 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	720-739 (Sep-2008) 740-759 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Working Capital
Purpose of loan:
This loan will be used to help build out our remaining business models into 2010 as working capital. See our sites here: iLifeNetworks.com

My financial situation:
I am a good candidate for this loan because we pay all our loans on time and haven't missed a payment. (see prosper history for our last loan)
Our business was just recognized (my husband and I) here:
http://www.utahceomagazine.com/article.php?id=416
http://www.pageturnpro.com/MediaNews-Group/10016-Utah-CEO-December-Issue/index.html#40
We are number 5. We prefer loans over investors (which are knocking at our doors)

Monthly net income: $
7800.00

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 150
??Car expenses: $ 100
??Utilities: $ 300
??Phone, cable, internet: $ 80
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 480
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$122.14

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-2007	Debt/Income ratio:	38%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$781	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	platinum-taiko2	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit card and bill
Purpose of loan:
pay bills and credit card

My financial situation:o
I am a good candidate for this loan because?of the military and will be deploying?the month ?of march which will increase my pay at lest by a $1000/month and igetting ranked jan.

Monthly net income: $ 2100

Monthly expenses: $ $1000`????????
??Housing: $ 0
??Insurance: $?24.00
??Car expenses: $ 338
??Utilities: $ 0
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438395
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$94.56

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1997	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,368	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gators88	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	740-759 (Latest)
Principal borrowed:	$12,500.00	< mo. late:	0 ( 0% )	740-759 (Sep-2008) 740-759 (Aug-2008)
Principal balance:	$8,461.57	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Job outlook not good
Purpose of loan:
This loan will be used to help make ends meet since I am still out of work and substitute teaching is getting harder to come by.

My financial situation:
I am a good candidate for this loan.??After being an Army wife and stay-at-home mom for 12 years, I found myself suddenly?alone and broke?when my husband decided to leave our family one day, out of the blue.? In the?3.5 years since he left us, I have earned my teacher's certification and moved my 3 children and myself?back into my parents' home.? The divorce was very, very expensive and I had to put the attorney's fees on my credit card because I had no other way to pay for it.?

I am currently substitute teaching and I have applications in to many local schools for teaching positions.? I don't make much money, but I am doing the best that I can while raising 2 younger children and putting my oldest through college.? My parents aren't charging me rent or utilities while I am so broke, but I do help with the grocery bill and the kids and I do the household chores?to help out.? ? Thank you.

My current bills are as follows:
car payment $220
insurance $160
cell phone $89
credit card 1? $135 payment;?balance $6000 @ 21.99% interest
Prosper loan $459, balance around $8000 of $12,500 loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$269.55

Auction yield range:	8.20% - 12.00%	Estimated loss impact:	8.26%
Lender servicing fee:	1.00%	Estimated return:	3.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1983	Debt/Income ratio:	37%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	67	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$19,096	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	PursuingFreedom	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	640-659 (Nov-2007)
Principal balance:	$1,706.91	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Killing the next card
Purpose of loan:
My goal is to get out-of-debt, this is one more step.

My financial situation:
I have perfectly clean credit, just too much of it, from my foolish younger days (student loans).
I always pay my bills.
I own a house which is rented for a profit, and I lease for less than the house cost me.
I have one Prosper loan out there that I've been paying on for two years.

Monthly net income: $ 4700

Monthly expenses: $
??Housing: $ 500
??Insurance: $?90
??Car expenses: $?350
??Utilities: $ 0
??Phone, cable, internet: $?25
??Food, entertainment: $?600
??Clothing, household expenses $ 100
??Credit cards and other loans: $?600
? Other Expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1993	Debt/Income ratio:	34%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,645	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	platinum-poplar	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation, travel
Purpose of loan:
This loan will be used to? debt consolidation, travel ???? ????

My financial situation:
I am a good candidate for this loan because? i have a solid income, i make all of my payments

Monthly net income: $ 3200

Monthly expenses: $ 3488
??Housing: $ 900
??Insurance: $ 88
??Car expenses: $100 ???
??Utilities: $ 200
??Phone, cable, internet: $100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1500
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438513
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$129.07

Auction yield range:	4.20% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1975	Debt/Income ratio:	27%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	14y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,236	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	tower8	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing New HVAC System
Purpose of loan:
This loan will be used to upgrade the HVAC systems for my rental properties.

My financial situation:
I am a good candidate for this loan because I've never been late on my monthly payments.??My credit scores are in the upper 700s.? I?have been employed in our local school system for almost 15?years -- My income is certainly stable.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$68.36

Auction yield range:	4.20% - 13.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1995	Debt/Income ratio:	19%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$46,062	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wndrtigres	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-719 (Apr-2008) 660-679 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	0
Description
Debt Consolidation
My plan is to use Prosper to borrow to pay off small amounts of debt until I get it paid off.? I am doing this to obtain lower interest rates than I am currently receiving.? Ultimately, my plan is to free myself of the greedy tentacles of debt and from the clutches of the credit card companies.? It has taken me this long to really understand what it means to live below my means and I am currently operating on a cash basis only.? I have already paid off $5,000 of debt within the last year by cutting back significantly on expenses and I am proud of the progress I've made.? I was a Prosper lender, but had to stop my lending activities since Prosper lending is not available in my state.? My major household expense is my mortgage and I am on an automatic every two week payment plan for that.? In addition, I bought my car used several years ago and it is completely paid for.? I am currently working two (and occasionally three) jobs to ensure that I have a larger nest egg than I currently have and my loan from Prosper will be used to make this happen.? In addition, I currently have a tenant renting out extra space in my house.By bidding on my loan you are bidding on some who has admitted their financial mistakes in the past and am currently working to get beyond them.If you have questions about myself or my loan, please do not hesitate to ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438537
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 9.74%	Starting monthly payment:	$31.99

Auction yield range:	3.20% - 8.40%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-2003	Debt/Income ratio:	Not calculated
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Alphasig319	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	800-819 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	820-839 (Oct-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Investment Opportunity
Purpose of loan:
I will be using this loan to take advantage of another investment opportunity. These investment vehicles will specifically consist of options trading on the NASDAQ and engaging in Forex trading

I prefer to avoid the hassle of going through one of my banks for a small loan such as this (not to mention that banks typically do not give out loans for/to investments/investors). It is far more beneficial for me to utilize this community as the lag time is next to none. I have been an investor with Prosper since 2007 and would much rather give my business to the people and not big corporate giants who do not value my business.

My financial situation:
Monthly Income: $4700 (Net Income)

Expenses:
Mortgage: $1250
Car: $500
Phone & Internet: $100
Food: $400
Gas: $250
MMA: $150

$2050 (Remaining Spending): I use the remainder of this money to put $1,000 towards the principal of my mortgage and I stash the other $1,050 away in order to buy gold (unfortunately I can only buy it in bulk of 10 ounces or more)

You may ask why I am not using $1,000 of my own money for this venture since I have approximately $2,050 leftover every month. This is a good question and has a simple answer, I like to use other people?s money (leverage) instead of my own.

If the worst case scenario (I lose my entire investment) happens I will simply forego putting $1,000 down towards the principal of my mortgage for one month and pay off the loan.

This will be my 2nd Prosper listing and based on my investment performance it certainly will not be my last. Typically I do not hold my investments for more than 90 days, therefore you can anticipate a loan pay off within 90 days however, I do not make any guarantees.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	6	Length of status:	0y 5m
Amount delinquent:	$96	Revolving credit balance:	$445	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	reward-crusader	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Site Development Help
Purpose of loan:
This loan will be used to?Help me hire help so that I can complete my projects on schedule. I am developing a web presence for an international co-op bank and creating an e-commerce solution for an online spiritual community.

My financial situation: I love with my parents while I study and work online from home. They pay all expenses for home, car, and school, just not expenses related to my business. I only put the minimum amount required to pay my bills in my business account and had an overdraft as I forgot to put money in to cover my new merchant processor, it was payed immediately when I received a call from the bank but that is why it says I have a delinquent amount of $96.
I am a good candidate for this loan because?I have never been late on a payment or been in debt.

Monthly net income: $400

Monthly expenses: $
??Housing: $0
??Insurance: $0
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $50
??Clothing, household expenses $0
??Credit cards and other loans: $0
??Business expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438549
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 12.85%	Starting monthly payment:	$334.54

Auction yield range:	3.20% - 11.50%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1984	Debt/Income ratio:	Not calculated
Credit score:	820-839 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,965	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	money-surgeon8	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
We are looking to remodel our kitchen and one of or bathrooms.? My husband has a friend that is an out of work contractor who will be doing the work at a huge discount to us.? We are considering putting the house on the market this spring and getting this work done will greatly increase our value, and its appeal.? Thank you for your consideration.

My financial situation:
I hope my credit speaks for itself.? I have never had any problems with my financial situation, and I have never had a loan that I haven?t paid back in full.? My husband pays a large portion of our monthly bills and he also pays the car payment that is on my credit report.? If you have any other Questions please feel free to send me a message.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438561
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1992	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Retired
Now delinquent:	2	Total credit lines:	45	Length of status:	0y 10m
Amount delinquent:	$1,233	Revolving credit balance:	$18,713	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	red-liberty-economist	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bokerage trucking company
Purpose of loan:

I would like to thank everyone for taken the time out to stop by my listing.I am new to this peer to peer lending. I wanted to start up a brokerage company for trucking. I am a master broker. I am starting a Company call Vista Star Logistics. What I will be doing is negate freight with shipper and carrier to move freight. ?I will use the loan get fmcsa number and the bond that required. Transportations of freight are at the all time highway, this is fail proof business. I have been around the industry for sometimes now. I also have friend that already doing the same, and they are very profit able. Please invest me. Thank you.My financial situation:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438567
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$63.04

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1994	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$468	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	logical-rupee	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
my is coming out of school
Purpose of loan:
This loan will be used to?
This loan is for my child coming out of high school. I have to pay for his high school dues?.???
My financial situation:
I am a good candidate for this loan because? Because i will pay it back , before it is due
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438573
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$12,226	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	gold-handshake	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Resolving Federal Tax Debt.
Purpose of loan:
This loan will be used to pay down my federal tax debt. I owe approximately $50,000 in tax debt for the past 3 years. In order to be set up on a payment plan with the IRS, I need to pay half of this debt down. The loan I am asking for on Prosper.com would allow me to have a payment plan set up with the IRS, and will prevent me from taking a serious hit on my credit. I desperately want to avoid this situation and am motivated to create a win-win solution here on Prosper.com.

My financial situation:
I am a good candidate for this loan because I have a reliable and prosperous business that I've been building. I can provide tax documents to show proof of ability to repay this loan. In the past 3 years (even despite the current worldwide economic situation) I have managed to grow my business by at least 10% each year. Were it not for the loss of equity in my home, I would have already borrowed with a refinance to pull equity that used to be there.

I am an honest person. I can provide many references that vouch for my honesty, integrity and reliability. I am incredibly motivated to keep my credit rating up and to make good on my debts. If you would please trust me with this opportunity, I would be eternally grateful and you will get a nice return on your investment. Please let me know what verification information you need.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438579
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$204.89

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2002	Debt/Income ratio:	18%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,777	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mccorm77	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bathroom remodel went over budget..
Purpose of loan:
This loan will be used to?

Pay off a credit card used to complete a bathroom remodel that went over budget.

My financial situation:
I am a good candidate for this loan because?

I have a good job and am smart with money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438603
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$78.80

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	16 / 16	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$40,934	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	capital-breeze1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
outwit the credit card companies
Purpose of loan:
This loan will be used to pay down?credit card balances which recently have been?changed to excessive interest rates for no good reason.?

My financial situation:
I am a good candidate for this loan because I have always paid my bills in full and on time, yet this time I am aspiring to beat the credit card companies at their own game: pay down the balances as fast as possible, therefore paying down more every month and paying them off sooner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438609
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$441.95

Auction yield range:	3.20% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$60,883	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	scottphx	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
50% position in a rental property
Purpose of loan:
This loan will be used to? Allow me to have a 50% position in purchasing a home in Arizona.? I already have a tenant in place.?

My financial situation:
I am a good candidate for this loan because?? I have several homes paid off generating income..
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$63.04

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	16 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	60	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$31,495	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	REITRUST	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	16 ( 100% )	760-779 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	760-779 (Oct-2009) 800-819 (May-2008) 800-819 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Invest In Prosper
Purpose of loan:
I have been investing in prosper for some time and thought it would be fun to try a leveraged position (currently I have about?70 plus notes).? As you can see I have paid my exisiting Prosper balance along with every other leveraged position on time since I was granted credit?17 years ago.? I only owe money on my home and will have all, but 4,500 in a credit card at 1% for life paid off prior to this listing being done.?? The current balance includes a home equity line that is tied to my home for 24,000, so?my revolving balance isn't that high. ?I?have been managing apartment communities for 14 years?and currently own and recieve income from a 23 and 92 unit apartment community my personal company manages and owns?as well.?? We will have an additional 54 unit building by January that will also supply more income and ownership.

My financial situation:
I am a good candidate for this loan because I have always had excellent credit in the 780 range since the age of 19 (Prosper used a different credit criteria when I placed my first loan...so my credit hasn't dropped 40 points)!? I own real estate and have ownership in 2 apartment buildings that are doing extremely well.? I do carry some debt, but have always had extremely low interest rates ranging from 1.9 to 6%?even when most?banks are cancelling or raising interest rates on even their best customers.? Again, I am paying everything off and really only want this loan to keep?show that I have a history of paying off multiple loans.? I have never paid anything late in my life even when times were very tuff so there is no risk.?

Currently I have no housing expense since I live in a building I manage and own.? My income is actually in the range of 120,000 with management fees that have been very steady.? I have over 70,000 in reserves and typically save between 20 to 50% of my income.??

I just love to invest and have had a great time leveraging my money on this site for the last few years!????If you look at my history you will see I have paid my last two prosper loans off early and I plan on doing the same with this loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438627
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1989	Debt/Income ratio:	49%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	42	Length of status:	7y 4m
Amount delinquent:	$5,418	Revolving credit balance:	$2,512	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	amjes	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	580-599 (May-2008) 580-599 (Dec-2007)
Principal balance:	$1,884.82	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Consolidate Bills
Purpose of loan:
I?want to?finish consolidating the?bills we have incurred while my husband has been unemployed.??Please help?us improve?our credit score and make a difference in?our family's?financial future.??Thank you.

My financial situation:
I have tried very hard to keep up with our payments while my husband has been unemployed.??We are trying to get everything back in order.??We would like to be able to get our bills caught up and taken care of quickly.??My account is currently set up for automatic payment therefore it will never be late.??I have a good job and will make the payments and can guarantee that this loan will be repaid in full and hopefully we will be able to make extra payments on this loan to get it paid off quickly.? We will make every effort to get this loan paid off quickly.

Monthly net income: $4000 - I also have a part-time job which brings in about $300 per month and I also have my husbands?unemployment income as well.

All expenses below are shared with my spouse.
Monthly expenses: $ 3,349
??Housing: $?1200
??Insurance: $ 199
??Car expenses: $?700
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438639
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1999	Debt/Income ratio:	17%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$36,238	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	p2ploan-course6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal loan
Purpose of loan:
This loan will be used to cover for some expenses over the holiday period, pay part of the credit card debts.

My financial situation:
I am a good candidate for this loan because I have a stable source of income/salary.? I also have an source of fund in the amount of approximately $30000 from my property sale at the beginning of the year that I expect to be available in February or March when my divorce settlement is completed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438645
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.01%	Starting borrower rate/APR:	8.01% / 8.35%	Starting monthly payment:	$626.82

Auction yield range:	3.20% - 7.01%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1998	Debt/Income ratio:	14%
Credit score:	840-859 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	The_Jacob_Fund	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy out my lease
Purpose of loan:
This loan will be used to buy out the lease on my car - we are over on miles.
Thought I would give prosper a try rather than the bank.

My financial situation:
I am a good candidate for this loan because; I have the cash to make this purchase but do not want to part with it in a lump payment to Chrysler.? The payment calculated is lower than my current lease payment.? I have 255k in my 401k and 245k in cash and stocks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$416.91

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1994	Debt/Income ratio:	6%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	50	Length of status:	10y 0m
Amount delinquent:	$7,153	Revolving credit balance:	$1,358	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%	Stated income:	$100,000+
Delinquencies in last 7y:	19	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	perrysmm	Borrower's state:	Ohio	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 89% )	660-679 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	3 ( 11% )	620-639 (Jul-2009) 620-639 (Aug-2007) 600-619 (Jun-2007) 600-619 (Mar-2007)
Principal balance:	$1,119.69	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Mom of 3 needs help
Purpose of loan:
Please help me as I am trying to consolidate my debts as I am going thru a separation with my husband.? My kids are 13, 8 and 6 and I am a Project Manager/Accountant.? I would appreciate your help even though my credit is not in the 700+, Please help me out !!!

My financial situation:
I am a good candidate for this loan because I have an excellent history with Prosper and would again opt to have my payments auto-deducted from my checking to ensure compliance

Monthly expenses: $ $6000
??Housing: $ 2500
??Insurance: $?300????
??Car expenses: $?850
??Utilities: $ 450????
??Phone, cable, internet: $?200
??Food, entertainment: $ 700
??Clothing, household expenses $ 400
Credit cards and other loans: $225
??Other expenses: 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1994	Debt/Income ratio:	20%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	13	Length of status:	1y 8m
Amount delinquent:	$1,149	Revolving credit balance:	$713	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Safety-First	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 92% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	2 ( 6% )	620-639 (Oct-2009) 600-619 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	1 ( 3% )
Total payments billed:	36
Description
Paid 1st Loan, Need 1 more
Purpose of loan:
This loan will be used to pay off?a business loan and tax-related debt.? I?have closed the?business and now am?employed full-time?and working diligently to pay off debt and improve my credit.?

My financial situation:
I am a good candidate for this loan because I have already paid off one 5K prosper loan.?I have good stable?employment and I am in the process of repairing my credit.? My wife is also employed full-time as a Registered Nurse?and contributes to paying our regular bills. The items that will be consolidated with this loan include a $4K Tax Debt that is $300 per month and a second business loan of $4K that we took out that is also $300 per month. This loan will cover paying off the majority of the 2nd business loan it and the monthly savings from consolidation will let me pay off the remainder very quickly.? I can then re-direct those savings from consolidation to pay off this new loan in less than the prescribed term.

My hope is?to start off the new year with no tax debt and in a position to significantly improve our financial standing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438669
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2001	Debt/Income ratio:	58%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$17,568	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	excellent-ore	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bringing my home mortgage up to dat
Purpose of loan:
This loan will be used to? bring my home mortgage up to date and be paid off when?I get my tax return.

My financial situation:
I am a good candidate for this loan because? I have a secure job at a corporate owned hospital.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438675
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.50%	Starting borrower rate/APR:	15.50% / 17.68%	Starting monthly payment:	$244.37

Auction yield range:	4.20% - 14.50%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1999	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$32,807	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	green-stockpiler	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower Rate: Pay off Business CC
Purpose of loan:
I own a registered investment advisory in Georgia. We help our clients manage their money in the stock, bond and commodity markets. I had hoped to gain a better interest rate on Prosper then from a local bank and like how Prosper sets up the payments over three years. Over the past three years profits have been small but Discretionary Cash Flow has averaged $95K. This is the only revolving debt my business is currently carrying. Due to recent credit card rate increases and lack of certain proper regulation in protecting business credit card holders I've found it increasing important to move the company credit card debt to more personal loans and close the card all together. By using Prosper I hope reduce my rate and pay this debt off faster than if I left it on the card.

My financial situation:
I have a high credit score. I've paid every debt I've ever received both personally and on my business. I don't have a late payment on my credit report and feel my income and length of time in business provides security to potential lenders. For the five years I've been in business revenues have increased every year (including 2008) and so far this year we've been hitting all-time records in growth of assets and investor return. I believe I am a very low risk investment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438679
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$1,061.29

Auction yield range:	17.20% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1998	Debt/Income ratio:	22%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$22	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	20	Homeownership:	No
Inquiries last 6m:	4
Screen name:	medkoder	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	29 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-639 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Prosper lender looking to re-invest
Prosper lender looking to re-invest. I currently have 99 loans as a prosper lender, and growing.? I re-invested previously and paid out loan early with 100% of the payments on time. I compound the interest I lend out, meaning as soon as I get $25, I immediately lend it out again.? This significantly increases my return, and allows me to borrow money at higher rates to re-invest it. I have very little debt, very stable career (hospital director).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438685
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.24%	Starting borrower rate/APR:	34.24% / 36.68%	Starting monthly payment:	$112.02

Auction yield range:	17.20% - 33.24%	Estimated loss impact:	19.96%
Lender servicing fee:	1.00%	Estimated return:	13.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	4 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$75	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	_Astral	Borrower's state:	Georgia	Borrower's group:	Geek Power!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money for last college classes
Purpose of loan:
The purpose of this loan is to help me cover school and living expenses while I finish the last five classes required for my BS in Information Technology. Consulting part time during this period and really need the money to fill in the gaps.
My financial situation:
I am a good candidate for this loan because I'm a hard worker and when I graduate in June 2010 I will be working full time again and paying of this loan as fast as possible.

Monthly net income: $ 1500

Monthly expenses: $
??Housing: $800
??Insurance: $ 50
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 40
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 110?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438691
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1998	Debt/Income ratio:	35%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	3 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,792	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Mrbiz	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	34 ( 97% )	600-619 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	1 ( 3% )	600-619 (Jan-2008) 560-579 (Dec-2007) 540-559 (Dec-2006)
Principal balance:	$3,701.51	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Judge me by my past prosper loans!!
Purpose of loan:
This loan will be used to? Pay off an existing prosper loan as well as a credit card and truck loan.

My financial situation:
I am a good candidate for this loan because?I will make sure that every cent is paid back. I have had two prosper loans in the past and have not missed a payment. I hope this will be the last time that I need assistance as I am graduating school next week and will be looking for a new job that pays significantly more.?

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 100
??Car expenses: $ 250
??Utilities: $ 150
??Phone, cable, internet: $
??Food, entertainment: $ 250
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438697
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$260.15

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	15	Length of status:	8y 11m
Amount delinquent:	$367	Revolving credit balance:	$3,085	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	p2p-uprising	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Video Equipment
Purpose of loan:
This loan will be used to purchase new video equipment for use in the legal field. ??

My financial situation:
I am a good candidate for this loan because I am a Certified Court Videographer with 5 years experience in the legal video field.?? I was self employed in this field from 2001 until 2006.? In 2006 I went to work for an Architectural firm ( I have a degree in Architecture) to work for them performing site inspections and providing IT support for their legal department.? I currently work for this firm but am interested in pursuing my own legal video business once again.

Monthly net income: $ 5,500 from current position - Additional income from Equipment purchase - additional $5,000/mo. in my last year of business.

Monthly expenses: $
??Housing: $ 1,500
??Insurance: $ 125
??Car expenses: $ 100
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438703
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,050.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$153.97

Auction yield range:	3.20% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-1990	Debt/Income ratio:	21%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$31,265	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bargainshopper	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	51 ( 100% )	780-799 (Latest)
Principal borrowed:	$24,000.00	< mo. late:	0 ( 0% )	820-839 (Jun-2008) 740-759 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	51
Description
Lower Credit Cards Percent Rate
I will like to have lower credit card percentage rates, and
lower monthly payments.

I also, want to pay off this loan faster (in 3 years) versus the forever, never ending credit cards balances.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438715
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1998	Debt/Income ratio:	9%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	34	Length of status:	14y 10m
Amount delinquent:	$749	Revolving credit balance:	$3,825	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	truth-voyager5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some Medical Bills.
Purpose of loan:
This loan will be used to pay of some medical bills that insurance hasn't covered.
I plan to obtain a home equity loan in the end of January to pay this off.

My financial situation:
I am a good candidate for this loan because I have the stable income to pay back the loan.

Monthly net income: $ 5000

Monthly expenses: $ 2300
??Housing: $ 0
??Insurance: $500
??Car expenses: $0
??Utilities: $ 500
??Phone, cable, internet: $ 250
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438721
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$524.92

Auction yield range:	11.20% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1992	Debt/Income ratio:	41%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$22,972	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	FUNDS-TO-SUCCEED	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	740-759 (Latest)
Principal borrowed:	$19,500.00	< mo. late:	0 ( 0% )	720-739 (May-2007)
Principal balance:	$3,261.76	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Renovation's at My Sweet Home....
Purpose of this loan:???

?????????I almost payoff my existing loan, there's a few more payments left. I would like to take advantage again of this great Prosper service and get another loan to do my house renovations. I would like to install?tile in?2 of the?bathrooms, new tile flooring on the kitchen area, fresh paint, and whatever?is necesary?to be made to maintain the beauty of my home.

My financial situation:?

???????? My monthly income is $5,000. And I?have been successfuly in my profession for over?9 years. There's also an additional?rental property income of $550 for a mobile home. Also, I am a successful lender on Prosper for the past 2 years.

Monthly expenses:????

?????Housing: $ 680.00??Insurance: $ 146.00??Car expenses: $ 290 (gas, maintenance, etc...)??Utilities: $ 450??Phone, cable, internet: $?35??Food, entertainment: $ 680??Clothing, household expenses $ 150??Credit cards and other loans: $ 1450???

Total expenses including credit cards that will be covered with this prosper loan: $?3885

Thank you very much for your support.?

God bless you ALL ! ! ! ! !...... Again.

G.A.

..
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438727
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1996	Debt/Income ratio:	34%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	20	Length of status:	9y 6m
Amount delinquent:	$1,236	Revolving credit balance:	$21,250	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	114%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	student757	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	660-679 (Nov-2009) 700-719 (Sep-2008)
Principal balance:	$3,130.55	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
consolidating, 1st loan never late
Purpose of loan:
This loan will be used to? consolidate a few of my bills that i have gotten behind on...i plan to pay this loan back as quick as possible and make all payments on time.

My financial situation:
I am a good candidate for this loan because?i have a prosper loan that his been paid promptly for over a year now, and i also have another source of income in the house besides my own...i am a?father of two that is trying to back on track as you can see by my payments from my first prosper loan, i just need a little help...?

Monthly net income: $ 4333....52000 a year with out bonuses, plus another household income

Monthly expenses: $? 2350
??Housing: $ 800
??Insurance: $ work
??Car expenses: $ work
??Utilities: $ work
??Phone, cable, internet: $ work
??Food, entertainment: $ 250
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 600
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438739
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	17.20% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1995	Debt/Income ratio:	25%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$94,119	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	103%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	coin-maximizer2	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to get ahead
Purpose of loan:
This loan will be used to? get back on track with my monthly bills. My family and i fell behind due to some unforeseen circumstances and have had trouble getting back on track.

My financial situation:
I am a good candidate for this loan because? i strive myself on being in good financial standing with everyone. I have never been late on anything. We consistently adjust our lives to make sure we are taking care of our payment responsibilities.

Monthly net income: $ 5400

Monthly expenses: $
??Housing: $ 2400
??Insurance: $ 125
??Car expenses: $ 800
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438745
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 11.93%	Starting monthly payment:	$31.52

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1996	Debt/Income ratio:	30%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,643	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	gold-amigo8	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
change faucets and blinds in house
Purpose of loan:
This loan will be used to? This loan would be used to faucets and blinds throughout?our house, would like to avoid using husbands Home depot card.

My financial situation:
I am a good candidate for this loan because I Pay bills on time and have a steady income.

Monthly net income: $ 2160

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $ 1000
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438757
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1994	Debt/Income ratio:	42%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	6y 8m
Amount delinquent:	$1,593	Revolving credit balance:	$14,296	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Tammycast	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 87% )	600-619 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	1 ( 7% )	620-639 (Jun-2008) 620-639 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	1 ( 7% )
Total payments billed:	15
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? Pay off High intrest rate credit cards
My financial situation:
I am a good candidate for this loan because? I am working very hard to build stronger credit for myself.. I am very trust worthy and work hard to make life better.

Monthly net income: $ 2,500.00

Monthly expenses: $ 2,045.00
??Housing: $?700.00
??Insurance: $ 100.00
??Car expenses: $ 250.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 450.00
??Other expenses: $ 75.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438769
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.02%	Starting borrower rate/APR:	11.02% / 13.14%	Starting monthly payment:	$212.86

Auction yield range:	4.20% - 10.02%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1974	Debt/Income ratio:	44%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	19	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$23,678	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	GrandmaBanker	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lake front house needs bay windows
Purpose of loan:
This loan will be used to?finance roof upgrades on my home, and budget permitting, install bay windows on side of my home facing the beautiful lake in my backyard..which is shown in my profile picture...
My financial situation: .
I am a good candidate for this loan because? I am fortunate to have full retirement incomes?from the U.S Military, social security,?and the?state board of education -- and I reliably pay my financial obligations on time.? I'd rather avoid the complexity of a home equity loan if I can get a decent rate here -- but I can get a decent home equity line or even use my remaining credit card balances -- as the interest rates on them are permanently low because of my good use of credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438775
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1993	Debt/Income ratio:	3%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	10y 7m
Amount delinquent:	$0	Revolving credit balance:	$179	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	4
Screen name:	rupee-bliss	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING BILLS,PAYING OFF CREDIT CARD
Purpose of loan:
This loan will be used to? CONSOLIDATE

My financial situation:
I am a good candidate for this loan because? i Have paid off all my negative debt (per eport) and i understand the importance of paying bills own time and how it negatively affects your FICO Score.I

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 49
??Car expenses: $ 0
??Utilities: $?80
??Phone, cable, internet: $?129
??Food, entertainment: $?200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 55
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438793
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$795.20

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2006	Debt/Income ratio:	56%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,098	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	red-determined-finance	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUY A FRANCHISED SANDWICH SHOP
Purpose of loan:
This loan will be used to?BUY A?NATIONALLY RECOGNIZED FRANCHISED SHOP IN THE WORLD'S BUSIEST CITY,?NEW YORK CITY?(MANHATTAN).BUSINESS IS ALREADY ESTABLISHED AND RUNNING REALLY GOOD.ONLY THING I HAVE TO DO IS PUT MY 6 YEARS OF EXPERIENCE IN FOOD MANAGEMENT INDUSTRY IN THAT STORE AND MAKE SALES TOUCH THE SKY.

My financial situation:
I am a good candidate for this loan because? I HAVE A EXPERIENCE OF 6 YEARS IN THE FOOD MANAGEMENT INDUSTRY AND AM REALLY RESPONSIBLE PERSON.MY CREDIT SCORE BEING REALLY GOOD IS AN EXAMPLE OF THIS.AS THIS BUSINESS BEING ALREADY ESTABLISHED,NOT MUCH NEEDS TO GET DONE.WITH MY EXPERIENCE SALES ARE GOING TO DEFINITELY GO UP.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438799
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$435.03

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1993	Debt/Income ratio:	13%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,561	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	5
Screen name:	historic-exchange7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment Loan
Purpose of loan:
Recently started a Real Estate Investment company, we are specializing in Rehab projects. I currently have?an investment property undercontract and i am looking for a downpayment loan. I already have several potential buyers that are intrested in the property once i close.
My financial situation:
Very little debt. Very stable Job and income.I have been working for 10 consecutive years without any periods of unemployment
Monthly net income: $ 2,600
Monthly expenses: $
??Housing: $ 0 - dont pay rent
??Insurance: $?-?dont own a vehicle
??Car expenses: $
??Utilities: $ - 0
??Phone, cable, internet: $ -?120 Per month
??Food, entertainment: $ 500 Per month
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2,600 total credit card debt
??Other expenses: $ - 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438805
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.70%	Starting borrower rate/APR:	24.70% / 27.00%	Starting monthly payment:	$396.01

Auction yield range:	8.20% - 23.70%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1988	Debt/Income ratio:	49%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	25 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$61,081	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	WF2645	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off high interest credit cards
Purpose of loan:
This loan will be used to? Pay off high interest credit card debt and re-establish an even better credit rating and worthiness. Tired of being a slave to debt. My spouse and I have hired a financial counselor and have started a debt pay=off plan to have all debt paid off in 48 months. Please do not be persuaded by my debt to income ratio because my household income is over 125k.

My financial situation:
I am a good candidate for this loan because? My cridit rating and worthiness gives me the ability to pay all debt in a timely and effecient manner. I would like my credit to be judged not on how much debt I have, but how effecient I am in paying bills and debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435960
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1985	Debt/Income ratio:	35%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	46	Length of status:	0y 5m
Amount delinquent:	$416	Revolving credit balance:	$42,885	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	influential-marketplace	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car broke down
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1996	Debt/Income ratio:	34%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$17,207	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	fairness-glider	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? This loan will be used to pay off credit cards,

My financial situation:
I am a good candidate for this loan because? I am a good employee who works hard, never misses work and even though I have a lot of bills they get paid on time.

Monthly net income: $ 2200.00

Monthly expenses: $ 760.00
??Housing: $ 706.58
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437720
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1980	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	1 / 4	Employment status:	Self-employed
Now delinquent:	5	Total credit lines:	23	Length of status:	27y 11m
Amount delinquent:	$8,647	Revolving credit balance:	$180,271	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	direct-diversification	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Survive the next couple of months
Purpose of loan:
This loan will be used to keep the doors to my business open until I can increase income over the next two months.

My financial situation: My husband and I find ourselves in a position that we have never been in before. We are in our late fifties and as a result of the economy, my husband has lost his income. We also lost a good portion of the money that we had in a brokerage account and we have used what didn?t evaporate to live on. My business has needed to cover the extra income and I have not been able to sufficiently increase revenues in this economy to do that. As a result, we have fallen behind on everything. The source of my husband?s income is from our retirement investment and we know that it will start to distribute again some time next year, but we don?t know when.
I am a good candidate for this loan because I have new business coming in at the new year and we will be able to get back on good footing. Up until three months ago, my credit rating had always been in the high-mid 700?s. I look forward to getting back to a place where I can stay current with all of my expenses. In the meantime, I am working on staying calm.

Monthly net income: $4,000.

Monthly expenses: $
Housing: $
Insurance: $ 1400.00 (health plus auto and umbrella)
Car expenses: $ 200.00
Utilities: $ 200.00
Phone, cable, internet: $ 100.00
Food, entertainment: $ 500.00
Clothing, household expenses $ 50.00
Credit cards and other loans: $ 1000.00 (am on payment plans with my credit cards.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438302
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$413.64

Auction yield range:	17.20% - 27.00%	Estimated loss impact:	36.07%
Lender servicing fee:	1.00%	Estimated return:	-9.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1980	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	11	Length of status:	1y 11m
Amount delinquent:	$1,010	Revolving credit balance:	$18,120	Occupation:	Investor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	manfer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
dax
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$344.01

Auction yield range:	17.20% - 30.00%	Estimated loss impact:	19.76%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1989	Debt/Income ratio:	53%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$12,173	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	3
Screen name:	tiggrlvr82	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	700-719 (Latest)
Principal borrowed:	$16,000.00	< mo. late:	0 ( 0% )	700-719 (Oct-2009) 680-699 (Aug-2009) 680-699 (Jan-2008) 600-619 (Sep-2007)
Principal balance:	$7,905.38	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
AA+++credit..can't explain HR..READ
Purpose of loan:?The purpose of this loan will be to refinance the current prosper loan i have at a little bit lower interest rate.?8500 is what i'm asking for and i only have 8k left on my current loan but i would like to get the payments down for the next and final year of my loan.? this will help free up cash.? Taking my payment from 675$ will help free up about 3 to 400 dollars a month.? My revolving debt may have gone up but only because we are making small purchases to help with my credit score even more.. I don't calculate my?debt at 12k it's more like 7350 but i never pay late and don't spend wildly.

My financial situation:
I am a good candidate for this loan because i pay everything on time and don't spend money wildly.? I am very smart with my money now.? My credit has gone up year after year to now 714.? My loan gets taken directly out of my checking account where my check and my fiancees check get diectly deposited.? I have plenty of money to pay the loan off. I can't explain the HR that prosper keeps giving me i've never missed a payment on my loan and don't plan on it.? The 17 dq's on my credit can simply be explained as old dq's more than 3 years ago.? absolutely no current dq's.
My 1st loan i had a B rating so go figure.? And as you can see my credit has no slips and keeps going higher.?
With this loan i will have free cash from my loan that i currently have.? About?3-400?dollars less in payment every month so this will help not hurt.
???? SO TO JUST CLARIFY MY STORY..
NO CURRENT DQ'S
ONE PERFECTLY PAID LOAN WITH 8K LEFT TO REFINANCE
WITH REFINANCE I'LL HAVE AN EXTRA 3-400$ A MONTH
I HAVE TWO INCOMES
VERY SMART WITH MONEY
GREAT RISK WHILE OTHERS ARE SUFFERING FINANCIALLY
MY SURPLUS IN INCOME IS USED TO SAVE FOR A HOUSE SO WE HAVE PLENTY TO PAY OFF THE LOAN AND WILL BE PAYING IT OFF EARLY MOST LIKELY

Monthly net income: $ my net income is 4300 between me and my fiancee

Monthly expenses: $ 1831
??Housing: $ 250 (renting room while saving for house)
??Insurance: $ 102
??Car expenses: $ 350
??Utilities: $ 60
??Phone, cable, internet: $ 44
??Food, entertainment: $ 125
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 100 payment to current cc bill
??Other expenses: $ 675 prosper loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1979	Debt/Income ratio:	10%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	26	Length of status:	17y 3m
Amount delinquent:	$905	Revolving credit balance:	$1,916	Occupation:	Professional
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	23	Homeownership:	No
Inquiries last 6m:	0
Screen name:	tvluck	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-659 (Jun-2008) 640-659 (May-2008)
Principal balance:	$594.26	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Student Loan
Purpose of loan:
This loan will be used to help me go to school and work less at my part time jobs. I currently work full-time with two part-time jobs and school. Needless to say it is tough. I am about 15 credits away from my A.A. My next stop will be Northwestern College in MN to pursue a psychology degree. The picture is of my dog Hans who is more attractive than myself! :)

My financial situation:
I have never missed a payment on my current Prosper loan which I know owe $600. Thank you for considering to help me out.
Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$143.14

Auction yield range:	14.20% - 24.00%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1999	Debt/Income ratio:	17%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,538	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	catlady37	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (Nov-2007)
Principal balance:	$1,895.62	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Paying off 3 credit & 1 gas cards
Purpose of loan:
The purpose of my loan request is to pay off my 3 credit cards (one has almost $2000 and the other two are $500) and also a gas card at almost $600, for a total of $3600.? I want to consolidate into one lower payment at a lower interest rate.

My financial situation:
I've been employed with the same employer for more than 10 years.? I have myself on a budget and my expenses are pretty regular.? The interest rates on my cards have gone up and I've had a hard time paying much more than the minimum.? I have no kids.? I'm currently 25 months into paying off a 36 month prosper loan and am doing automatic payments of which none have ever been late.

Monthly income:? $4500 pre-tax.? $3030 post-tax

Monthly expenses: $
Telephone:? $93
Cable/Satellite:? $93
1st Prosper loan (2007):? $170
Mortgage:? $621
Car:? $371
Car Insurance:? $64
Utilities:? $75-150
Gas:? $80-$100
Pets:? $50
Groceries:? $200
Cell phone:? $53
Credit cards:? $150
Misc (savings, entertainment, eating out): $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438338
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-2000	Debt/Income ratio:	8%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	5 / 4	Employment status:	Retired
Now delinquent:	0	Total credit lines:	15	Length of status:	22y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,278	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	urbane-peso	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
furnishing new residence
Purpose of loan:
This loan will be used to?
purchase furniture for new residence
My financial situation:
I am a good candidate for this loan because?

Monthly net income: $
2002.00
Monthly expenses: $
??Housing: $ 500, $80 water,sewer

??Insurance: $
??Car expenses: $ 75/mo gas.?own car. $25.50 car insurance/mo
??Utilities: $ 181
??Phone, cable, internet: $ 135
??Food, entertainment: $ 410
??Clothing, household expenses $ 110

??Credit cards and other loans: $ 270
??Other expenses: $ 11.66 home insurance,168 medicare supplement,35.03 life insurance,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438344
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$784.66

Auction yield range:	17.20% - 23.00%	Estimated loss impact:	35.82%
Lender servicing fee:	1.00%	Estimated return:	-12.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1999	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	8y 2m
Amount delinquent:	$3,670	Revolving credit balance:	$0	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	19	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	euro-paladin	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit and Equipment
Purpose of loan:
This loan will be used to payoff my outstanding credit cards and equipment that I financed for my business.

My financial situation: good and getting better. With this loan I can improve cash flow and attract new business
I am a good candidate for this loan because I have been very good about paying down my outstanding debt and I have worked with credit counselors to manage credit properly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2000	Debt/Income ratio:	41%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$31	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	3
Screen name:	dime-cloud	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for bills and college bills
Purpose of loan:
This loan will be used to? help me out with some bills that I am behind on due to me persuing my education

My financial situation:
I am a good candidate for this loan because? I am a very hard worker and a hard working student. I am in the nursing field and I have a huge heart and always want to help others. I am working full time and going to school full time and I am still struggling financially. I need any and all help that I can get.

Monthly net income: $ 1300

Monthly expenses: $
??Housing: $
??Insurance: $ 100
??Car expenses: $ 336
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	11.20% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	15 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$53,634	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Cloudx9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used car for work
Purpose of loan:
This loan will be used to? Buy a used car for work, the current car I drive is breaking down and I don't know how much longer it will last. I'm looking to buy a reliable used car for around $4000 but I'm $1200 short. This is very important for me since I drive alot for work. I travel to people's homes around the city for work.

My financial situation:
I am a good candidate for this loan because? I can Pay the monthly payments with no problems. The delinquencies listed on my credit report were from over 3 years ago, when my business went down. I still ended up paying back the creditors instead of filing for bankruptcy. Now I'm current on all my accounts. I'm the type of person that will always try my best to pay back what I owe. So please give me this chance to prove myself on this site.

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 600
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 650
??Clothing, household expenses $ 100
??Credit cards and other loans: $?1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438368
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,499.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$236.38

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2002	Debt/Income ratio:	7%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	8 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$177	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Vecnan	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	780-799 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	760-779 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Investment Opportunity
Purpose of loan:
This loan will be used for private investments. I believe in using debt as an asset to increase one's wealth, to this end I would like to secure a loan to ensure I can take full advantage of the opportunities provided to me.

My financial situation:
I am a good candidate for this loan because I take credit very seriously and as a fellow prosper lender I am aware of the risks taken when lending. As stated previously this loan will be used for investments.?While I ultimately believe that those investments will increase my financial position,?if for any reason those investments were to go sour I would still make all payments on time as promised. My history will show that?I have paid off a previous loan that was used for the same purpose without incident.

Thank you for your consideration and I look forward to answering any questions that you may have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1999	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	9 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,803	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	beckyalex	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	680-699 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	640-659 (Jun-2008)
Principal balance:	$5,946.18	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Going to Law School
Purpose of loan:
I need a small loan for school purposes.

My financial situation:
I am finishing up my first semester of law school on full scholarship. I am also a 2LT in the California National Guard. I have been pinching pennies to make my financial aid stretch, but just found out that I need to fly to Virginia for a family emergency in January. I will receive the next disbursement of my financial aid at the end of January and I also receive the GI Bill, but won't get any of that until March.

Monthly net income: $2,000

Monthly expenses: $1500
??Housing: $ 600
??Insurance: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$191.36

Auction yield range:	8.20% - 8.20%	Estimated loss impact:	7.16%
Lender servicing fee:	1.00%	Estimated return:	1.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1995	Debt/Income ratio:	36%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$898	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	spirited-responsibility	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Surprising mom w/ a car for x-mas
Purpose of loan:
My brother and I are trying to surprise my mom with a car for Christmas.We have $9000 and need $6000.We are trying to go green and get a hybrid and we have found a dozen hybrids with reasonably low mileage for around $13,000 to $15,000.Our mom has given us so much over the years.We owe this to her.Her car is falling apart.A new car would be the perfect way to tell her that we appreciate how generous she has been to us. I would love to see the look on her face when she sees her car.

My financial situation:
I am a good candidate because I have excellent credit and I always pay off my loans and I make enough to afford this loan, not only that but I will not be the only one paying it off.I could handle it on my own, but my brother and my mother will be helping.Each of them makes enough to pay off the loan by themselves.My reliability combined with the support of my brother and mother makes it a guarantee that we can afford a small loan such as this.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438392
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	9 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	30	Length of status:	49y 6m
Amount delinquent:	$100	Revolving credit balance:	$68,494	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	invincible-finance5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To purchase new inventory
Purpose of loan:
This loan will be used to?
purchase new inventory????????????
My financial situation:
I am a good candidate for this loan because?
i make sure my bills are always paid on time????????
Monthly net income: $
52000
Monthly expenses: $
??Housing: $ All my expenses gets paid through the business.0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1995	Debt/Income ratio:	15%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	28	Length of status:	12y 8m
Amount delinquent:	$0	Revolving credit balance:	$585	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	social-widget9	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidate some bills
Purpose of loan:
This loan will be used to?
help pay some unexpected bills before the holiday
My financial situation:
I am a good candidate for this loan because?
responsible individual trying to rebuild my credit.
Monthly net income: $ 2374 plus my wife's net income of $3,034

Monthly expenses: $
??Housing: $ 1635
??Insurance: $ included
??Car expenses: $ 300
??Utilities: $?150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$257.80

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1979	Debt/Income ratio:	75%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,270	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	tl262	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	680-699 (Apr-2008)
Principal balance:	$1,828.82	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Tool Time In Need
Purpose of loan:
This loan will be used to?
renovate our home.
My financial situation:
I am a good candidate for this loan because?
I have shown good standing with Propser with my initial loan and have a very good track record with all other bills.
Monthly net income: $
5600.00
Monthly expenses: $
??Housing: $1550.00
??Insurance: $225.00
??Car expenses: $440.00
??Utilities: $150.00
??Phone, cable, internet: $100.00
??Food, entertainment: $250.00
??Clothing, household expenses $150.00
??Credit cards and other loans: $350.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438410
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$483.13

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1978	Debt/Income ratio:	35%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	15	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,164	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	best-value-seahorse	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in a new kitchen
Purpose of loan:
This loan will be used to conduct some upgraded?home improvements in my home,?and help my daughter with graduate school?

My financial situation:
I am a good candidate for this loan because I have proven my creditworthiness, I will make payments on time, I?own my home free and clear,?and I like the option of having payment drafted from banking account. I have heard many positive things about this web site and I would like to become an investor as well as a borrower.I am also going to encourage family and friends to invest on this website.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438498
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1992	Debt/Income ratio:	7%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	39	Length of status:	22y 4m
Amount delinquent:	$3,893	Revolving credit balance:	$211	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	84%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	4
Screen name:	entertaining-deal	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off various debts.
Purpose of loan:
This loan will be used to pay off some small debts.?

My financial situation:
I am a good candidate for this loan because I have excellent income and employment. I am an assistant principal at a public school, and my employment is secure.?

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 850
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 250
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438504
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1998	Debt/Income ratio:	29%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,419	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	36	Homeownership:	No
Inquiries last 6m:	1
Screen name:	penny-balance	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card and getting married
Purpose of loan:
This loan will be used to?Get myself back in good credit standing and to?buy a ring for my girlfriend. Very hard to get married?when school loans?/debt is over running because of?graduating from school??

My financial situation:
I am a good candidate for this loan because?I?have a great job now making it easy for me to make payments to pay off loan.?

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $?300
??Insurance: $ 50?
??Car expenses: $300
??Utilities: $50?
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$168.47

Auction yield range:	6.20% - 12.00%	Estimated loss impact:	5.20%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2002	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,243	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	orange-commitment-persimmon	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
too old to be in School of Nursing?
Purpose of loan:
This loan will be used to give myself one more chance, at age of close to 30, to get into a nurse school in helping people in healthcare in? New Orleans. I had debts from my undergraduate, my auto loans and rents, but i need more time to prepare for nurse school tests, so i plan to borrow money to reduce the burden to find a full-time work and support my parents and myself for the coming year.

My financial situation:
I am a good candidate for this loan because i am well-educated and dedicated to pay all my debts on time and i pay wholehearted respect to the people who understand my struggles. I will do all i can to reach my career goal at the age close to 30 and feedback to all who have helped through the paths.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1988	Debt/Income ratio:	65%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,756	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	2
Screen name:	dough-gatherer1	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off credit cards and personal loan to my mother

My financial situation:
I am a good candidate for this loan because I have never been late paying my bills I pay my bills twice a month every pay day?

Monthly net income: $ 3452

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 321
??Car expenses: $ 363
??Utilities: $ 200
??Phone, cable, internet: $ 126
??Food, entertainment: $ 80 bi-weekly??
??Clothing, household expenses $
??Credit cards and other loans: $ 400 monthly
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438558
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$63.04

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1986	Debt/Income ratio:	9%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	35y 9m
Amount delinquent:	$0	Revolving credit balance:	$22,940	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	NEXTINLINE	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	43 ( 100% )	700-719 (Latest)
Principal borrowed:	$3,772.00	< mo. late:	0 ( 0% )	700-719 (Jan-2008) 660-679 (Dec-2007) 700-719 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	43
Description
Paying off high int credit card s
Purpose of loan:
Wasn't funded on my last Prosper request to make up rent from roommate who moved out without paying?me so borrowed from an internet company at 59percent with monthly payment of $254.?? Want to pay that off with favorable Prosper terms.

My financial situation:
Have two jobs/one full time at railroad and one part time at the airline which gross me?$95k combined a year.???Additionally, have income from two rooms?I rent in my condo for a net of?$1,600 per month not?included in employment income.?? Have been with my main employer for close to (36) years and on my part time position for (19) years.?? Am in good health and plan to continue to be gainfully employed.?

Monthly net income: $ 4,410 combined from both jobs and includes rental income.
Monthly expenses: $
??Housing: $2,125 from mortgage and condo fee
?Insurance: $?20
??Car expenses: $ 0
??Utilities: $?0
?Phone, cable, internet: $ 189
??Food, entertainment: $?300
??Clothing, household expenses $?472
??Credit cards and other loans: $?825
??Other expenses: $ 479
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438576
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1999	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$21,430	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	obedient-yield5	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payiny for school
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438588
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.01%	Starting borrower rate/APR:	7.01% / 7.35%	Starting monthly payment:	$92.65

Auction yield range:	3.20% - 6.01%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1996	Debt/Income ratio:	15%
Credit score:	840-859 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,435	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rjsdsu	Borrower's state:	Illinois	Borrower's group:	Recent Law School Graduates and Law Students
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 100% )	840-859 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	760-779 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Reinvest in Prosper
Reinvest in?prosper.? Good credit.??High paying?stable?job.? ?Also want to establish a short-term loan to enhance credit history.? All proceeds will be reinvested in prosper.? See prior listing, borrowed approximately $3,000 and paid in full.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438594
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$846.10

Auction yield range:	17.20% - 25.00%	Estimated loss impact:	19.44%
Lender servicing fee:	1.00%	Estimated return:	5.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1992	Debt/Income ratio:	50%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	18y 1m
Amount delinquent:	$0	Revolving credit balance:	$89,229	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	payment-point	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reduce monthly payments by $1000
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438618
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-2000	Debt/Income ratio:	39%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	2y 11m
Amount delinquent:	$100	Revolving credit balance:	$2,484	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bill-circuitry5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
putting in Tile and paint and patio
Purpose of loan:
This loan will be used to?make improvements to my home. putting in tiles, new paint, and covered patio.?

My financial situation:
I am a good candidate for this loan because? i have a stable income and potential to earn more, because of my proffession

Monthly net income: $ 4,700????

Monthly expenses: $ 2100 Housing: $ 1,056
??Insurance: $
??Car expenses: $ 529
??Utilities: $
??Phone, cable, internet: $100
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $?300??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438648
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$66.00

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-1982	Debt/Income ratio:	11%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	70	Length of status:	17y 6m
Amount delinquent:	$0	Revolving credit balance:	$10,705	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jarevack	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	37 ( 97% )	680-699 (Latest)
Principal borrowed:	$8,750.00	< mo. late:	1 ( 3% )	680-699 (Oct-2009) 640-659 (Jul-2008) 600-619 (Mar-2008) 700-719 (Jul-2007)
Principal balance:	$2,157.44	1+ mo. late:	0 ( 0% )
Total payments billed:	38
Description
Lender/Borrower Seeking 3rd Loan
Purpose of loan:

To pay off adjustable rate credit card.? Current balance is 1694.82 @ 28.24%.

My financial situation:

Using the?principles learned from Dave Ramsey's Financial Peace University we have?created a budget that allows for paying?down all?of our?debts?without incurring more credit card debt.??We are committed to making payments and buying/paying for?necessities (food, clothing, transportation, housing) without using credit cards!? I have an excellent Prosper payment history with one loan paid off early and the other now in its last year of repayment.

Monthly net income: $ 4800

Monthly expenses: $?3350
??Housing: $ 1700
??Insurance: $ 75
??Utilities: $ 300
??Phone, internet, wireless: $ 175
??Food, entertainment: $ 400
??Clothing, household expenses $?100
??Credit cards and other loans: $ 600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438654
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$315.68

Auction yield range:	3.20% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2000	Debt/Income ratio:	16%
Credit score:	840-859 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,717	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	anu_poo	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 95% )	840-859 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	1 ( 5% )	740-759 (Apr-2008)
Principal balance:	$4,985.54	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Prosper Employee--Student Loan
I?have been with?Prosper for?4 years.? This is a follow up loan to pay the tuition for my last semester.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438658
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.40%	Starting borrower rate/APR:	11.40% / 13.52%	Starting monthly payment:	$263.43

Auction yield range:	4.20% - 10.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1993	Debt/Income ratio:	24%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$14,413	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	heroic-truth1	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some credit cards
Purpose of loan:
This loan will be used to pay down some credit card debt

My financial situation:
I am a good candidate for this loan because I can repay this with no issues.

Monthly net income: $ 4400.00

Monthly expenses: $
??Housing: $?1700
??Insurance: $ 200
??Car expenses: $ 500
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438660
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$124.80

Auction yield range:	6.20% - 14.00%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1995	Debt/Income ratio:	12%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,739	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	resplendent-value	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Childs Education
Purpose of loan:
This loan will be used to help my son pay for education expenses, so that he may take classes next semester.
My financial situation:

I am a good candidate for this loan because I am able to work full-time and have been for a long time.? I have no house payments or car?payments either.? I am able to pay?my payments/bills on time.??If you have any questions feel free to ask.

Ok, thank you for everyone who bid on my loan request last time.? There was an issue during the final stages of the funding period.? I sent in the documents, but the loan was cancelled hours?before the documents were received by the correct processing agent.? I appologize for the inconvenience and he assured?me that everything would be correct and ready to go this time.? I'm willing to try it again.? Hopefully everyone?can rebid.?? Thanks again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438672
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$164.16

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2004	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$928	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	taiko1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt.
Purpose of loan:
This loan will be used to pay off credit card debt and to help my wife kick-start her photography business. We would like to start a family but do not feel comfortable financially with our money being pulled in so many different directions.

My financial situation:
I am a good candidate for this loan because I am an average-day American who has found themselves in the middle of the debt cycle. Once bills are paid off, I can focus money in one direction to not only save my family money but free up some money in the process. I am a hard-worker and pay my debts off in a timely manner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 38.64%	Starting monthly payment:	$44.95

Auction yield range:	11.20% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1995	Debt/Income ratio:	12%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,797	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	105%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	credit-guild	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Just Bills
Purpose of loan:
This loan will be used to? to pay bills

My financial situation:
I am a good candidate for this loan because?? i pay bills ontime

Monthly net income: $ 1200

Monthly expenses: $
??Housing: $ 500
??Insurance: $
??Car expenses: $
??Utilities: $ 40
??Phone, cable, internet: $ 75
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438682
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 12.75%	Starting monthly payment:	$48.68

Auction yield range:	4.20% - 9.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1998	Debt/Income ratio:	62%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	17 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,119	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	truth-pole	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay of Payday Loan
Purpose of loan:
This loan will be used to pay of my last payday loan.? My son needed medical items and to get the extra money I had to take out payday loans.? I?got stuck in the horrible cycle of needing to?get more payday loans to pay off the interest since each month the balances were deducted from my checking account.??In the end, I owed $5,000 in payday loans including interest?but I was?able to get the money to pay off ?$3,500 of the loans.? I still have one more payday loan for $1,500 including the interest that will be deducted at the end of the month.? I will use this money to pay off the last loan?so that I will finally be free of this problem.

My financial situation:
I am a good candidate for this loan because I have been at my job for over 6 years.? I have been working very hard to pay off all of my credit card debt by paying more than I owe each month.? I hope to do the same with this loan and have it paid off early.? These payday loans were taken out to help my family.? This loan will give me financial stablity so I will be able to provide for my family again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438684
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$248.18

Auction yield range:	17.20% - 27.00%	Estimated loss impact:	36.07%
Lender servicing fee:	1.00%	Estimated return:	-9.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1980	Debt/Income ratio:	27%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	22 / 16	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	60	Length of status:	21y 6m
Amount delinquent:	$166	Revolving credit balance:	$9,359	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	33	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	kmb587	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	41 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-659 (Nov-2009) 680-699 (Aug-2008) 680-699 (Jul-2008) 660-679 (Jun-2008)
Principal balance:	$2,052.87	1+ mo. late:	0 ( 0% )
Total payments billed:	41
Description
Help me Pay Bills at Christmas Time
Purpose of loan:
This loan will help me pay back my mom and pay for the extra class that I had to take to get my geology degree.? I have finals this week and will not get my diploma until I pay for the last class in full. I owe my mother some cash and don't want to hold off paying her as she and my dad only have social security coming in, so I would like to pay them by Christmas. Any left over from the amount borrowed will pay of smaller balance credit cards so I can close them out.? If you can help me it would be greatly appreciated!
My financial situation:
I have been at my current job for over 21 years and it is very secure.? I currently have 1 prosper loan which I have never missed a payment on.? I also have paid off 1 prosper loan which I never missed payments on and paid it off early.? I promise I will not default on this loan!? Also, my credit report is still showing 3 delinquencies which have been taken care of.? They were small things that were just an oversight.? They will be taken off my report shortly. Also I don't believe the HR rating that prosper is giving me is correct, however I don't really know how they figure them out.? I know my actual credit report says I am at about 645.

Monthly net income: $ 2900
Monthly expenses: $
??Housing: $ 1068
??Insurance: $ 106
??Car expenses: $
??Utilities: $ 110
??Phone, cable, internet: $ 155
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 600
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438690
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	5.50%	Starting borrower rate/APR:	6.50% / 6.84%	Starting monthly payment:	$306.49

Auction yield range:	3.20% - 5.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	4.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1982	Debt/Income ratio:	27%
Credit score:	820-839 (Dec-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	23y 6m
Amount delinquent:	$0	Revolving credit balance:	$19,641	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bold-bewitching-asset	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438694
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1994	Debt/Income ratio:	40%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$37,531	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	benefit-statue	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying an engagement ring
Purpose of loan:
This loan will be used to pay?for an engagement ring?and to consolidate debit and get some credit cards paid off faster.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time. I am working a lot of overtime right now and my main goal in life?is to get my finances in order and im paying as much as I can every month to get my bills to a minimum so after my engagement I can one day buy a house.

Monthly net income: $ 2400 take home before overtime. 3000 to 3500 after ot.

Monthly expenses: $ 1430
??Housing: $ 0
??Insurance: $ 120
??Car expenses: $ 450
??Utilities: $ 0
??Phone, cable, internet: $ 60
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438700
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.05%	Starting borrower rate/APR:	15.05% / 17.22%	Starting monthly payment:	$173.45

Auction yield range:	11.20% - 14.05%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1999	Debt/Income ratio:	12%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,703	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	golden-dedication0	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Winter Vehicle
Purpose of loan:
This loan will be used to purchase a used vehicle just for winter use.

My financial situation:
I am a good candidate for this loan because I have always paid more than the minimums on my loans and have paid most off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438706
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-2001	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,156	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	unforgettable-duty	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Major Family Event
Purpose of loan:
A Family Event

My financial situation:
I am a good candidate for this loan because I pay all my bills on time and make an effort to monitor my financial situation at all times. I feel that if awarded this loan I will pay it back in the terms agreed upon without hesitation.

Monthly net income: $ 5034

Monthly expenses: $
??Housing: $ 1224
??Insurance: $ 126
??Car expenses: $ 434
??Utilities: $ 142
??Phone, cable, internet: $ 50
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438718
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 30.42%	Starting monthly payment:	$53.35

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1991	Debt/Income ratio:	4%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	35	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,088	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	23%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	magnate7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying new truck,
Purpose of loan:
This loan will be used to help the purchase of a new truck. I have?$1250.00 and need another $1250 to cut the loan % rate down by 6.5%?

My financial situation:
I am a good candidate for this loan because I work as a charge off collector for Chase bank, as a Sr c/o collector, I will be employed for a very long time. While I do own my home, it is in my mothers name as I went through a divorce... the property is free & clear. It will not transfer into my name until Jan 2012, so I cannot use it for an equity loan. I only need this loan for a very short time, perhaps 3 months or less. My est tax return this year is about $4000.00 but cannot wait for that as I need the vehicle now.

Monthly net income: $ $2200.00

Monthly expenses: $
??Housing: $ 450.00
??Insurance: $ 75.00
??Car expenses: $
??Utilities: $ 100.00
??Phone, cable, internet: $ 45.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 35.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438730
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.85%	Starting borrower rate/APR:	23.85% / 26.14%	Starting monthly payment:	$137.04

Auction yield range:	8.20% - 22.85%	Estimated loss impact:	7.04%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1985	Debt/Income ratio:	36%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	30 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	64	Length of status:	23y 11m
Amount delinquent:	$0	Revolving credit balance:	$238,962	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	hfpinc	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	660-679 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	660-679 (Nov-2009) 660-679 (Aug-2009) 660-679 (Jul-2009) 660-679 (May-2008)
Principal balance:	$3,959.39	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
New Kitchen counter tops
Purpose of loan:
This loan will be used to? Kitchen upgrade.

My financial situation:
I am a good candidate for this loan because? although I have high credit utilization I would be a good candidate?because I manage my debt very well. I am also looking at a possible pay increase in the coming year which would provide additional income to pay down debt.

Monthly net income: $
12000.00
Monthly expenses: $
??Housing: $ 4000.00
??Insurance: $ 300.00
??Car expenses: $ 340.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 1500.00
??Clothing, household expenses $
??Credit cards and other loans: $2000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438742
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-2002	Debt/Income ratio:	19%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,351	Occupation:	Tradesman - Plumber
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wolfventures	Borrower's state:	Colorado	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	55 ( 96% )	680-699 (Latest)
Principal borrowed:	$16,000.00	< mo. late:	2 ( 4% )	640-659 (Mar-2008) 620-639 (Dec-2006) 620-639 (Jul-2006)
Principal balance:	$2,542.63	1+ mo. late:	0 ( 0% )
Total payments billed:	57
Description
Kitchen remodel
Dear Prosper Lenders,

This loan will be used to remodel my kitchen.?

I am a good candidate for this loan because I have a proven record with Prosper.? I have paid off two Prosper loans, and I am always on time with all my other payments.? I have a steady job, I am a hard worker, and I am the proud owner of my first home.? I have newly painted my house inside and out, and I am now doing some remodeling.? I have remodeled the bathrooms, and I would like to do some remodeling in my kitchen.? Thank you for helping me with a loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438772
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$102.60

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2003	Debt/Income ratio:	38%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	12 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,100	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	deal-magma	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to consolidate debt. ?

My financial situation:
I am a good candidate for this loan because?I am capable and willing to pay off any outstanding amount on debts that I may owe to any institution. But, we all go through harship at one point or another. ?

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 849
??Insurance: $ 163
??Car expenses: $ 333?
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438778
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$664.29

Auction yield range:	8.20% - 11.00%	Estimated loss impact:	8.73%
Lender servicing fee:	1.00%	Estimated return:	2.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1977	Debt/Income ratio:	75%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$605,973	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	openness-doctor	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New CiCi's Pizza in Pigeon Forge
Purpose of loan:
This loan will be used to?to open a Cici's pizza in Pigeon Forge

My financial situation:
I am a good candidate for this loan because? I own the most profitable pizza stores in Cici's chain.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438796
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,750.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$139.36

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$178	Occupation:	Realtor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fantastic-kindness1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pls Help Us Refinance Debt B4 Baby
Purpose of Loan:

This loan will be used to pay off an old?high interest (28%) credit card debt for my wife.? It is the last high interest liability on our balance sheet.? Everything else is student loans, all under 7%.? We would like to refinance this debt at a lower rate before the birth of our first child on March 14, 2010.

My Financial Situation:

I am a good candidate for this loan because my wife and I have been paying over $120/mo towards this debt consistently since we got married on August 17, 2009.? We have?actually?paid over $2000 towards this debt?since August 2009.? We will have no problem paying off this loan and look forward to the opportunity to pay off this debt?at a lower rate before the birth of our first child in March 2010.? She?has been a?Full-Time Make-Up Artist with?a very well-known cosmetic line since April 2008.? She makes an annual base salary of $49,920 as well as 3% commission on gross sales. I have been a Full-Time Real Estate Agent with a reputable real estate company since July 2009.? I make an average of $3600 gross monthly income doing primarily?mid to high-end apartment leasing throughout Manhattan.

Monthly Net Income: $ 5000 (Combined Income of My Wife and Myself)

Monthly Expenses: $?5000

??Housing: $ 1100
??Insurance: $?110
??Car expenses: $?300
??Utilities: $ 100
??Home phone, cable, internet: $ 140
??Food, entertainment: $?800
??Clothing, household expenses $?400
??Credit cards and other loans: $?750
??Other expenses:
? Cell Phones: $ 200?
? Savings: $550
??Charitable Donations: $550

EXPLANATION OF PUBLIC RECORD:?

In May of 2007,?I?filed a personal Chapter?7 Bankruptcy.? I?file because I had racked up over 40K in Personal Credit Card Debt?financing?my small business.? I was young, had?dreams of huge success and did not properly manage my finances.? I should have kept personal and business funds?separate.??My business?served?schools and non-profit organizations with Event Production and Arts-Based Educational Workshop services.? I believed in the work I did and enjoyed it very much so I?charged whatever was necessary to keep it going as long as it could.??My partners and I dissolved the business in late 2006 because?we each held?different visions for the future of the business.? I personally believe that?I kept it?going as long as I was supposed to because I actually met my beautiful?wife at the last event?I produced.?Everything does?happen for a reason and thank God for that! :)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438802
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1987	Debt/Income ratio:	80%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	15 / 15	Employment status:	Retired
Now delinquent:	0	Total credit lines:	30	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$67,061	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	enriching-credit	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills
Purpose of loan:? The loan will be used to help pay off some bills.? My nephew and niece were physically abused and I have helped my brother financially with attorney fees.?
This loan will be used

My financial situation:
I am a good candidate for this loan because? I haven't been delinquent on my bills in the past.? My debt to ratio is high due to the fact that I have financially helped my brother.??My brother is repaying his debt to me but his?attorney fees were astronimical and his repayment will take some time.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2007	Debt/Income ratio:	27%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,416	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	penny-artist	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Pharmacy School
Purpose of loan:
This loan will be used to finance the spring semester of my third year of Pharmacy School.

My financial situation:
I am a good candidate for this loan because I am honest, dependable, and a good student. I just happen to be low on funds. I work part time while balancing a course load of 17-18 credits each semester. I assure you, I am a good risk. I've never been late on any of my bills ever. ?

Information in the Description is not verified.